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                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549
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                                 FORM 8-K/A

   AMENDMENT NO. 1 TO CURRENT REPORT ON FORM 8-K FOR REPORT DATED
                               MARCH 21, 1997


                    Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934
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                    CTC Cosmetics Holdings Company, Inc.
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            (Exact name of registrant as specified in its charter)


                                  Delaware
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             (State or other jurisdiction of incorporation)


         033-23884-LA                                      87-0415594
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(Commission File Number)                   (IRS Employer Identification No.)


No. 80 Liu Tuang Road Pudong, Shanghai, China
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(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code:  (852) 2882-5699

   Exhibit Index is on page __ of the manually executed copy.



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     The Registrant has previously filed its Current Report on Form 8-K, dated March 21, 1997, without certain financial information required by Item 7 of such Form 8-K. The Registrant hereby amends the Current Report on Form 8-K to file such financial information. Item 7, subparagraphs (a) and (b) of the Report dated March 21, 1997, are hereby amended to read as follows:

Item 7.   Financial Statements, Pro Forma Financial Information and
Exhibits.
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     (a)   The Consolidated Financial Statements of Cao Tian Cosmetic
Holdings Limited as of September 30, 1994, 1995 and 1996.

     (i)   Cao Tian Cosmetic Holdings Limited.

     Report of Lee & Berg, Independent Public Accountants.

     Statements of Income for the fiscal years ended September 30, 1994, 1995 and 1996 (audited) and for the three months ended December 31, 1996 (unaudited).

     Balance Sheets as of September 30, 1994, 1995 and 1996 (audited) and as of December 31, 1996 (unaudited)

     Statements of Cash Flows for the years ended September 30, 1995 and 1996 (audited) and for the three months ended December 31, 1996 (unaudited).

     Statement of Retained Earnings for the years ended September 30, 1994, 1995 and 1996 (audited).

     Notes to Consolidated Financial Statements.


     (b) The Unaudited Pro Forma Consolidated Financial Statements of CTC Cosmetics Holdings Company, Inc. as of August 31, 1996 and February 28, 1997.

     Accountants' Opinion

     Unaudited Pro Forma Consolidated Statement of Income for the year ended August 31, 1996 and February 28, 1997.

     Unaudited Pro Forma Consolidated Balance sheet as of August 31, 1996 and February 28, 1997.

     Notes to Unaudited Pro Forma Consolidated Financial Statements.


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                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:   June 3, 1997   CTC Cosmetics Holdings Company, Inc.



                        By:   /s/ Paul K.W. Tso
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                              Paul K.W. Tso
                              Chairman of the Board of Directors
                              and Chief Executive Officer